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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2007


                                    NVR, Inc.
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                  (Exact name of registrant as specified in its
                                    charter)


          Virginia                     1-12378                  54-1394360
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(State or other jurisdiction of    (Commission File           (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)


          11700 Plaza America Drive, Suite 500, Reston, Virginia 20190
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               (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code: 703-956-4000


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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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Item 2.02    Results of Operations and Financial Condition

      On July 20, 2007, NVR, Inc. issued a press release reporting its financial results for the quarter and year to date periods ended June 30, 2007. A copy of this press release is furnished hereto as Exhibit 99.1.



Item 9.01    Financial Statements and Exhibits

     (c)  Exhibits

     Number                Description
     ------                -----------

       99.1                Press release dated July 20, 2007.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NVR, Inc.


Date:  July 20, 2007                 By:      /s/ Dennis M. Seremet
                                              ------------------------------
                                     Name:    Dennis M. Seremet
                                     Title:   Vice President and
                                              Chief Financial Officer








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                                INDEX TO EXHIBITS



Exhibit Number                         Exhibit Description
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    99.1                     Press release dated July 20, 2007.









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